UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  January 31, 2013

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2013, Sport Chalet, Inc. (the “Company”) issued a press release announcing it plans to release its financial results and hold a conference call for the third quarter ended December 30, 2012 after the market close on Wednesday, February 6, 2013.  The conference call will begin at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).

To listen to the conference call over the internet, go to http://www.media-server.com/m/p/pnqjom3g at least fifteen minutes prior to the call to register and download and install any necessary audio software.  To listen to the call by telephone, please dial (866) 700-7441 and entering passcode 57175936.  A dial-in replay of the call will be available approximately two hours after the conference call through Midnight Pacific Time on Friday, March 8, 2013 by dialing (888) 286-8010 and entering passcode 78384903.

A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

The information furnished in Item 2.02 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release dated January 31, 2013, entitled: "Sport Chalet to Hold Conference Call to Review Third Quarter Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.

Date: January 31, 2013	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated January 31, 2013, entitled: "Sport Chalet to Hold Conference Call to Review Third Quarter Results.”